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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2001


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

             Ohio                        0-8076                  31-0854434
 (State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               Fifth Third Center
   38 Fountain Square Plaza, Cincinnati, Ohio                     45263
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Management Discussion of Trends

           Exhibit 99.2 - Quarterly Financial Supplement - 1Q01 - 1Q99


Item 9.    Regulation FD Disclosure

     To assist investors, financial analysts and other interested parties in their analysis of Fifth Third Bancorp, the Registrant developed the document attached as Exhibit 99.1 to this Form 8-K. In addition, Fifth Third Bancorp has prepared the attached unaudited condensed financial statements and supplemental financial data for each of the six years ended December 31, 2000 and for each of the nine quarters in the period ended March 31, 2001. The unaudited condensed financial statements and supplemental financial data preliminarily include the effect of Fifth Third Bancorp's acquisition of Old Kent Financial Corporation on April 2, 2001 as if the entities had been combined for all periods presented. The attached information has been prepared, without audit, to assist investors, financial analysts and other interested parties in determining the effect of the acquisition of Old Kent Financial Corporation. These documents, incorporated herein by reference, are furnished, not filed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIFTH THIRD BANCORP
                                            (Registrant)



June 1, 2001                                /s/ Neal E. Arnold
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                                            Neal E. Arnold
                                            Executive Vice President
                                            and  Chief Financial Officer